INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED OCTOBER 3, 2023 TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED AUGUST 28, 2023, OF:
Invesco S&P 500 BuyWrite ETF (PBP)
(the “Fund”)
Effective immediately, the Fund’s dividend distribution frequency has changed from quarterly to monthly. Accordingly, the disclosure in the Fund’s Prospectus and SAI is updated as described below.
1. The first sentence in the section titled “Dividends, Other Distributions and Taxes – Dividends and Other Distributions” on page 11 of the Prospectus is deleted and replaced with the following:
Generally, dividends from net investment income, if any, are declared and paid monthly by the Fund. To the extent that sufficient investment income is not available, some or all of the Fund’s distributions could consist primarily or entirely of “return of capital,” which is a return, in whole or in part, of the funds that you previously invested in the Fund. Please see the section of the Fund’s SAI titled “Taxes –Taxation of Fund Distributions – Return of capital distributions” for additional information regarding the tax implications of return of capital distributions.
2. The first sentence in the section titled “Dividends and Other Distributions – General Policies” on page 124 of the SAI is deleted and replaced with the following:
Generally, dividends from net investment income, if any, are declared and paid quarterly by each Fund, except Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco S&P 500 BuyWrite ETF, which declare and pay dividends from net investment income, if any, monthly, and except for Invesco Raymond James SB-1 Equity ETF, Invesco S&P Spin-Off ETF and Invesco Zacks Mid-Cap ETF, which declare and pay dividends from net investment income, if any, annually.
Please Retain This Supplement For Future Reference.
P-PBP-SUP 100323